EXHIBIT 10.8

EXECUTION COPY

CUSTODIAL AGREEMENT

Dated as of

February 1, 2011

CITIBANK, N.A.,
as Trustee,

WELLS FARGO BANK, N.A.,
as Custodian,

WELLS FARGO BANK, N.A.,
as Master Servicer,

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor,

and

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,
as Seller

TABLE OF CONTENTS

i

ii

EXHIBITS

EXHIBIT A	DELIVERY INSTRUCTIONS

EXHIBIT B	DATA FORMAT

EXHIBIT C	AUTHORIZED REPRESENTATIVES CERTIFICATION

EXHIBIT D-1	INITIAL AUTHORIZED REPRESENTATIVES OF THE TRUSTEE

EXHIBIT D-2	INITIAL AUTHORIZED REPRESENTATIVES OF THE DEPOSITOR

EXHIBIT D-3A	INITIAL AUTHORIZED REPRESENTATIVES OF FIRST REPUBLIC BANK, AS SERVICER

EXHIBIT D-3B	INITIAL AUTHORIZED REPRESENTATIVES OF PHH MORTGAGE CORPORATION, AS SERVICER

EXHIBIT D-3C	INITIAL AUTHORIZED REPRESENTATIVES OF WELLS FARGO BANK, N.A., AS MASTER SERVICER

EXHIBIT E	SCHEDULE OF FEES

EXHIBIT F	REQUEST FOR RELEASE OF DOCUMENTS

EXHIBIT G	FORM OF CERTIFICATION

EXHIBIT H	FORM OF TRANSMITTAL LETTER

EXHIBIT I	FORM OF CERTIFICATION REGARDING SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE

ANNEX 1	DOCUMENT EXCEPTION CODES

iii

CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT dated as of February 1, 2011 (this “Custodial Agreement”), is made by and among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Citibank, N.A., not in its individual capacity but solely as trustee (as “Trustee”) for the benefit of the holders of the Sequoia Mortgage Trust Mortgage Pass-Through Certificates, Series 2011-1 (the “Mortgage Certificates”), issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2011 (the “Pooling and Servicing Agreement”), by and among Wells Fargo Bank, N.A., Citibank, N.A., and Sequoia Residential Funding, Inc.

RECITALS

The Trustee desires to appoint the Custodian to act as its custodian for the purposes of, from time to time, receiving and holding certain documents, instruments and papers delivered hereunder, all upon the terms and conditions and subject to the limitations hereinafter set forth.

Now therefore, in consideration of the mutual promises and agreements herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.
DEFINITIONS

Except as otherwise specified herein or as the context may otherwise require, whenever used in this Custodial Agreement, the following words and phrases shall have the meaning specified in this Article.

“Authorized Representative”  As defined in Section 3.4 hereof.

“Business Day”  Any day other than a Saturday, Sunday, or a day on which banking institutions in the state in which the Custodian’s operations are located, are authorized or obligated by law or executive order to be closed.

“Certification”  The certificate to be delivered pursuant to Section 3.2(a) in the form of Exhibit G.

“Closing Date”  March 1, 2011.

“Co-op Loan”  A Mortgage Loan that is secured by a first lien on and a perfected security interest in Co-op Shares and the related Proprietary Lease granting exclusive rights to occupy the related co-op unit in the building owned by the related co-op corporation.

“Co-op Shares”  With respect to any Co-op Loan, the shares of stock issued by a co-op corporation and allocated to a co-op unit and represented by a stock certificate.

“Custodian”  Wells Fargo Bank, N.A., and its successors and assigns, in its capacity as custodian hereunder.

“Delivery Date”  The later of the date of receipt by the Custodian of any (i) Mortgage File or (ii) Mortgage Loan Schedule.

“Designated Custody Signer”  Any officer or employee of the Custodian involved in, or responsible for, the custody of the Mortgage Loans.  The name and specimen signature of each Designated Custody Signer is maintained by the Custodian and is available for review upon request.

“Depositor”  Sequoia Residential Funding, Inc., as depositor under the Pooling and Servicing Agreement.

“Electronic Recording” A mortgage or a mortgage-related document created, generated, sent, communicated, received, or stored by electronic means (that complies with the requirements of the Electronic Signatures in Global and National Commerce Act or the Uniform Electronic Transactions Act, as applicable) that has been accepted for recording by a participating county land records office which accepts such electronic record of a mortgage or a mortgage-related document as an alternative to recordation of the original paper form of such document.

“Exception” With respect to any Mortgage Loan any variance from the requirements of Section 3.1 hereof with respect to the Mortgage Files (taking into consideration the right to deliver certified copies in lieu of original documents in certain circumstances).

“Exception Report” The list, in the format of Annex 1, of Mortgage Loans delivered by the Custodian to the Trustee as provided in Section 3.2 hereof, reflecting the Mortgage Loans held by the Custodian, which includes codes indicating any Exceptions with respect to each Mortgage Loan listed thereon.

“Exchange Act”  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“FRB”  First Republic Bank, a California corporation.

“FRB MLSA”  The Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation and FRB, as amended by the Assignment, Assumption and Recognition Agreement, dated March 1, 2011, by and among the Seller, the Depositor, the Trustee, and FRB, and acknowledged by the Master Servicer.

“Master Servicer”  Wells Fargo Bank, N.A., and its successors and assigns, as master servicer of the Mortgage Loans under the Pooling and Servicing Agreement.

“MERS”  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Mortgage Loan”  Any Mortgage Loan registered with MERS on the MERS® System.

“MERS® System”  The system of recording transfers of mortgages electronically maintained by MERS.

“MIN”  The Mortgage Identification Number for any MERS Mortgage Loan.

“Mortgage” The original mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property.

“Mortgage Certificates”  As defined in the first paragraph of this Custodial Agreement.

“Mortgage File”  A legal-sized pocket folder containing the Mortgage Loan documents described in Section 3.1 that is labeled in the upper right-hand corner to identify clearly the Servicer, the Trustee, the mortgagor, the Mortgage Loan number and any previous Mortgage Loan number.

“Mortgage Loan”  A loan identified on a Mortgage Loan Schedule.

“Mortgage Loan Schedule”  The electronic transmission of Mortgage Loans substantially in the form of Exhibit B.  Such list shall set forth the following information with respect to each Mortgage Loan:
(1)	the loan number;
(2)	the street address (including unit number, city, state) of the related mortgaged property;
(3)	mortgagor name;
(4)	original principal balance of the Mortgage Loan;
(5)	stated maturity date;
(6)	mortgage interest rate;
(7)	origination date;
(8)	first payment date;
(9)	principal and interest
(10)	with respect to each ARM loan, the first adjustment date;
(11)	with respect to each ARM loan, the maximum mortgage interest rate;
(12)	with respect to each ARM loan, the periodic rate cap;
(13)	with respect to each ARM loan, the gross margin;
(14)	rounding method;
(15)	ARM rounding percent;
(16)	ARM look back;
(17)	ARM index;
(18)	Interest only flag;

(19)	Interest only term;
(20)	a code indicating if the Mortgage Loan is a MERS Mortgage Loan and, if so, the MIN;
(21)	a code indicating if the Mortgage Loan is a Co-op Loan; and
(22)	Servicer loan ID.

“Mortgage Note”  The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgaged Property”  The underlying property securing the Mortgage Loan.

“Mortgagor”  The obligor on a promissory note.

“Opinion of Counsel”  A written opinion of counsel acceptable to the Custodian.

“Person”  Any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

“PHH”  PHH Mortgage Corporation, a New Jersey corporation.

“PHH MLSA”  The Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation and PHH, as amended by the Assignment, Assumption and Recognition Agreement, dated March 1, 2011, by and among the Seller, the Depositor, the Trustee, and PHH, and acknowledged by the Master Servicer.

“Pooling and Servicing Agreement”  As defined in the first paragraph of this Custodial Agreement.

“Proprietary Lease”  The lease on a co-op unit evidencing the possessory interest of the owner of the Co-op Shares in such co-op unit.

“Rejected Release Request”  A Request for Release that is rejected because (i) the Custodian no longer has custody of the Mortgage File or (ii) the Request for Release is improperly prepared.

“Request for Release” A request for a release from a Servicer or the Master Servicer of a Mortgage File either in an electronic format or signed by an Authorized Representative of a Servicer or the Master Servicer, in the form attached hereto as Exhibit F.

“Securities Administrator”  Wells Fargo Bank, N.A., as securities administrator under the Pooling and Servicing Agreement.

“Seller”  Redwood Residential Acquisition Corporation, as seller of the Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, dated February 1, 2011, by and between Redwood Residential Acquisition Corporation and Sequoia Residential Funding, Inc.

“Servicer”  Each of FRB or PHH, and their respective successors and assigns, in its role as servicer of the Mortgage Loans under the FRB MLSA or the PHH MLSA, as applicable.

“Trust Fund”  The trust fund created pursuant to the Pooling and Servicing Agreement.

ARTICLE 2.
CUSTODIAL TERMS

Section 2.1.  Appointment of Custodian.  The Trustee hereby appoints the Custodian to act as custodian of the Mortgage Files for the Mortgage Loans delivered to the Custodian pursuant to this Custodial Agreement and the Custodian hereby accepts such appointment.

Section 2.2.  Custodian Fees.  The Master Servicer hereby agrees to pay the Custodian, out of its own funds and not funds of the Trust Fund, the fees and expenses of the Custodian as described on Exhibit E attached hereto.  The obligation of the Master Servicer to pay the fees for services described on Exhibit E hereto shall apply to the Custodian’s services until the termination of this Custodial Agreement, unless the parties hereto mutually agree upon a different schedule.  All fees and expenses of the Custodian for services not described in this Custodial Agreement or Exhibit E shall be reimbursed by the Trust Fund, subject to the limitations on reimbursements in clause (B) of the definition of Available Distribution Amount in the Pooling and Servicing Agreement.

All of the Custodian’s fees and expenses shall be due upon receipt of an invoice from the Custodian.  The Master Servicer shall notify the Custodian in writing of any disputed fees or expenses within 60 days of the invoice date, specifying the subject matter of the dispute.  The obligations of the Master Servicer to pay Custodian for such fees and expenses in connection with services provided by Custodian hereunder can be transferred along with  the assignment of this Custodial Agreement. All accrued and unpaid fees and expenses and any other amounts due and owing to the Custodian under this Custodial Agreement shall survive the termination, resignation or removal of the Custodian.

Upon the issuance of the Mortgage Certificates, the Depositor shall pay to the Custodian a loan file review fee of $4.00 per Mortgage File.  The Depositor shall not be responsible for any other fees or expenses of the Custodian under this Custodial Agreement, other than as set forth on Exhibit E hereto.

ARTICLE 3.
CUSTODY OF MORTGAGE DOCUMENTS

Section 3.1.  Delivery of Mortgage Files.  The Depositor shall deliver or cause to be delivered to the Custodian, on a date mutually agreed upon among the parties hereto, a Mortgage Loan Schedule and, to the extent made available to the Depositor, the following documents for each Mortgage Loan listed on such Mortgage Loan Schedule, to be held by the Custodian for the benefit of the Trustee:

(a)           With respect to any Mortgage Loan that is not a Co-op Loan:

(i)
The original Mortgage Note, bearing all intervening endorsements, endorsed, “Pay to the order of                   , without recourse” and signed in the name of FRB or PHH, as applicable, by an authorized officer or, in the case of a Mortgage Loan serviced by FRB, if the original Mortgage Note has been lost or destroyed, a lost note affidavit.  In the event that the Mortgage Loan was acquired by FRB or PHH in a merger, the endorsement must be by FRB or PHH, as the case may be, as “[FRB/PHH], successor by merger to [name of predecessor]”; and in the event that the Mortgage Loan was acquired or originated by FRB or PHH while doing business under another name, the endorsement must be by FRB or PHH, as the case may be, “[FRB/PHH], formerly known as [previous name]”.  In the event the mortgagee shown on the Mortgage Note is not FRB or PHH, the endorsement on the Mortgage Note must also reflect a complete chain of title to FRB or PHH, as applicable.

(ii)
The original Mortgage, or a copy of the Mortgage, with evidence of recording thereon certified by the appropriate recording office to be a true copy of the recorded Mortgage, or, if the original Mortgage has not yet been returned from the recording office, an electronic copy of the original Mortgage together with a certificate of either the closing attorney, an officer of the title insurer which issued the related title insurance policy or an officer of FRB or PHH, as applicable, certifying that the copy is a true copy of the original of the Mortgage which has been delivered by such officer or attorney for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property.

(iii)
In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original assignment of the Mortgage from FRB or PHH, as the case may be, prepared in blank, which assignment shall be in form and substance acceptable for recording.  In the event that the Mortgage Loan was acquired by FRB or PHH in a merger, the assignment must be by FRB or PHH, as the case may be, “[FRB/PHH], successor by merger to [name of predecessor]”; and in the event that the Mortgage Loan was acquired or originated by FRB or PHH while doing business under another name, the assignment must be by FRB or PHH , as the case may be, “[FRB, PHH], formerly known as [previous name]”.  In the event the mortgagee shown in the Mortgage Note is not FRB or PHH, executed assignments of mortgage with respect to each originator and prior owner must be delivered. In the case of each Mortgage Loan that is a MERS Mortgage Loan, the original assignment of the Mortgage from MERS, prepared in blank, which assignment shall be in a form and substance acceptable for recording.

(iv)
The original policy of title insurance, or a certified true and complete copy of such policy, or an uncertified copy of such policy or, if the policy has not yet been issued, a copy of the written commitment or interim binder issued by the title insurance company.

(v)	Originals, or certified true copies from the appropriate recording office, of any intervening assignments of the Mortgage with evidence of recording thereon.

(vi)
Originals or copies of all assumption and modification agreements, if any, or, in the case of a Mortgage Loan serviced by PHH, if the original assumption and modification agreement has not yet been returned from the recording office, a certified copy of such assumption and modification agreement.

(vii)	Originals or copies of each power of attorney, surety agreement and guaranty agreement.

(viii)	With respect to a Mortgage Loan serviced by FRB, the original or a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

(b)                 With respect to each Co-op Loan:

(i)
the original Mortgage Note together with any applicable riders, endorsed in blank, with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements and, in the case of a Co-op Loan serviced by PHH, the original or a copy of the guaranty of the Co-op Loan, if any;

(ii)	the original security agreement;

(iii)	the original proprietary lease and an original assignment of the proprietary lease in blank;

(iv)	the original recognition agreement;

(v)	the original stock certificate representing the Co-op Shares and original stock power in blank;

(vi)	the original UCC-1 financing statement with evidence of filing; and

(vii)	the original UCC-3 assignment in blank.

If with respect to any Mortgage Loan there is a not a complete chain of endorsements, the Custodian shall so state in the Exception Report.

With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, the Depositor shall deliver or shall cause to be delivered to the Custodian a copy thereof certified as a true, correct and complete copy of the original which has been transmitted for recordation, if available to the Depositor.  The Depositor shall deliver or shall cause to be delivered such original documents to the Custodian promptly when they are received.

The Custodian hereby acknowledges that the Mortgage File and any other documents, instruments or papers relating to a Mortgage Loan now or hereafter deposited with the Custodian (and not released in accordance with this Custodial Agreement) will be held by the Custodian as the duly appointed agent of the Trustee.

Section 3.2.  Review of Mortgage Files.  The Custodian shall review items in Section 3.1(a)(i) through (viii) and Section 3.1(b)(i) through (vii) (if applicable) of the Mortgage File and report to the Trustee any exceptions within one Business Day following the Delivery Date, or, if more than 200 Mortgage Files are delivered on the same day, within one additional Business Day following the Delivery Date for each additional 100 Mortgage Files delivered to the Custodian on a Delivery Date.  Furthermore, the Custodian shall compare the Mortgage Note to items (1) through (9), and (if applicable) items (10) through (21), set forth in the Mortgage Loan Schedule of this Custodial Agreement.  With respect to Section 3(b)(iv), the Custodian shall have no obligation to compare the date of the funding of any Mortgage Loan or the lien priority of any Mortgage Loan with the information in the title policy.

Section 3.3.  Certifications and Reports.  Upon the completion of its review of each Mortgage File pursuant to Section 3.2 hereof, the Custodian shall deliver to the Trustee, the Depositor, the Seller, and the applicable Servicer (in an electronic format), a Certification in the form of Exhibit G with respect to the related Mortgage Loans, in which the Custodian shall certify that such Mortgage Loans are held for the Trustee, and that, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents described in Section 3.1(a), and if applicable, all documents described in Section 3.1(b), of this Custodial Agreement are in its possession, and (ii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Mortgage Loan and satisfy the requirements set forth in Section 3.1 and the Mortgage Note conforms to the Mortgage Loan Schedule items specified in Section 3.1.

If the Custodian determines from such verification that any discrepancy or deficiency exists with respect to a Mortgage File, the Custodian shall note such discrepancy on the schedule of exceptions attached to the Certification (the “Exception Report”).  Each Exception Report shall list all Exceptions using such codes substantially as listed on Annex 1. Each Exception Report shall be superseded by a subsequently issued Exception Report and shall replace the then existing Exception Report.

Within 60 days after the Closing Date (as defined in the Pooling and Servicing Agreement), the Depositor shall complete or cause to be completed the assignments of mortgage (“Assignments of Mortgage”) in the name of “Citibank, N.A., as Trustee, for Sequoia Mortgage Trust Mortgage Pass-Through Certificates, Series 2011-1” (or shall prepare or cause to be prepared new forms of Assignment of Mortgage so completed in the name of the Trustee) for each Mortgage Loan. The Custodian shall release such completed Assignments of Mortgage to the Depositor or its designee for recording and the Depositor shall cause such recorded Assignments of Mortgage (or, in lieu of the original recorded Assignment of Mortgage, a duplicate or conformed copy of the Assignment of Mortgage, together with a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) to be returned to the Custodian within 270 days after the Closing Date, and added to the Mortgage Files.  On the 270th day after the Closing Date (or the first Business Day thereafter) the Custodian shall deliver a final Certification in the form annexed hereby as Exhibit G to the Trustee, against receipt of the prior Certification from the Trustee for cancellation.

In the event a Certification is lost, destroyed or otherwise unavailable or a revised Certification is required, upon written request to the Custodian, the Custodian will issue a new Certification.  Upon the issuance of a new Certification, the prior Certification for such Mortgage Loans shall be deemed canceled. The Custodian shall be under no duty or obligation to inspect, review or examine any documents, instruments, certificates or other papers constituting part of the Mortgage File to determine that the same are genuine, enforceable, recordable or appropriate for the represented purpose, that they have actually been recorded or that they are other than what they purport to be on their face.

Section 3.4. Release of Mortgage Files.

(a)
Upon the payment in full of a Mortgage Loan and within two Business Days of its receipt of a Request for Release, the Custodian will either (i) release the related Mortgage File to or upon the order of the requesting party, as directed in the Request for Release, or (ii) notify the requesting party in writing or in a mutually agreed upon electronic format of the Rejected Release Request and take no further action on the Request for Release.

(b)
Upon the purchase or repurchase of any Mortgage Loan or the substitution of any Mortgage Loan pursuant to the FRB MLSA, the PHH MLSA, or the Pooling and Servicing Agreement and within two Business Days of its receipt of a Request for Release, the Custodian will either (i) release the related Mortgage File to or upon the order of the requesting party, as directed in the Request for Release, or (ii) notify the requesting party in writing or in a mutually agreed upon electronic format of the Rejected Release Request and take no further action on the Request for Release.

(c)
Upon the foreclosure of any Mortgage Loan or to facilitate modification, enforcement, and collection procedures with respect to any Mortgage Note and within two Business Days of its receipt of a Request for Release, the Custodian will either (i) release the related Mortgage File to the requesting party as directed in the Request for Release, or (ii) notify the requesting party in writing or in a mutually agreed upon electronic format of the Rejected Release Request and take no further action on the Request for Release.

(d)
From time to time and as appropriate for the sale to a third party purchaser of any of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a Request for Release from a requesting party, to release or cause to be released to the related third party purchaser the Mortgage Loans set forth in such Request for Release together with a transmittal letter substantially in the form attached hereto as Exhibit H.  Upon receipt of the payoff amount for such sale and notice thereof from the Securities Administrator, the Trustee will provide the Custodian written notification of its release of interest in such Mortgage Loans;

(e)
Any Certification issued while any Mortgage File is held by a party other than the Custodian shall reflect that the Custodian holds such Mortgage File as custodian pursuant to this Custodial Agreement, but the Exception Report shall specify that the Custodian has released such Mortgage File to the Person specified therein pursuant to this Section 3.4.  Upon receipt of a written certification from the Master Servicer or a Servicer to the Custodian that a Mortgage Loan has been liquidated, the Custodian shall thereupon reflect any such liquidation on its Mortgage Loan Schedule.

(f)
Notwithstanding the foregoing and unless otherwise required by state law, as notified by the Master Servicer, in the event the Custodian receives a Request for Release within five (5) days of the Delivery Date, the Custodian shall have a reasonable period of time to release the Mortgage File in accordance with this Section 3.4.

Each person initially authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Trustee, the Depositor, FRB, as a Servicer, PHH, as a Servicer, or the Master Servicer, is listed, together with the specimen signature for such person, on Exhibit D-1, Exhibit D-2, Exhibit D-3A, Exhibit D-3B and Exhibit D-3C hereof, respectively (each person so authorized from time to time, an “Authorized Representative”).

From time to time, the Trustee, the Depositor, the Seller, the Master Servicer or a Servicer may deliver to the Custodian a certification in the form of Exhibit C hereof, reflecting changes in the respective list of Authorized Representatives, but the Custodian shall be entitled to rely conclusively on the each current list of Authorized Representatives until receipt of a superseding certification in the form of Exhibit C hereof.

Section 3.5.  Inspection of Mortgage Files.  Upon at least two Business Days prior written notice to the Custodian, a Servicer, or the agent of such Servicer, may inspect and examine, at any time during ordinary business hours of the Custodian, any or all Mortgage Files relating to Mortgage Loans serviced by such Servicer that are in the possession, or under the control of, the Custodian.  Such Servicer shall pay all fees, costs, and expenses incurred by the Custodian in connection with any such inspection and/or examination.

Section 3.6.  Copies of Mortgage Files.  Upon at least two Business Days prior written notice to the Custodian, the Custodian shall provide the Trustee with copies of any document or documents contained in the Mortgage File for any Mortgage Loan. The Master Servicer shall pay copy fees and expenses as provided in Exhibit E attached hereto.

Section 3.7.  Documents Missing from Mortgage Files.  Upon the request of the Trustee or the Depositor, the Custodian shall, not later than one Business Day after receipt of such request, provide to the Depositor or the Trustee, as the case may be, a list of all the Mortgage Loans for which Custodian holds a Mortgage File pursuant to this Custodial Agreement and a list of documents missing from each Mortgage File. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, liquidated or repurchased since the date of this Custodial Agreement.

ARTICLE 4.
CONCERNING THE CUSTODIAN

Section 4.1.  Custodian May Resign: Trustee May Remove Custodian.

(a)
The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of any or all of the Mortgage Loans by giving 60 days’ written notice thereof to the Trustee.  Upon receiving such notice of resignation, the Trustee shall either (i) take custody of the Mortgage Files itself and give prompt notice thereof to Custodian or (ii) promptly appoint a successor Custodian by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian and to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.  Any and all fees and expenses incurred by the Custodian relating to any such petition shall be paid by the Custodian.

(b)
The Trustee may remove the Custodian for cause upon 60 days’ prior written notice.  In such event, the Trustee shall either (i) take custody of the Mortgage Files itself and give prompt notice thereof to Custodian or (ii) promptly appoint a successor Custodian by written instrument, in duplicate, which instrument shall be delivered to the removed Custodian and to the successor Custodian. In the event of the removal of the Custodian for cause, the Master Servicer shall pay any release fee charged by the Custodian.  In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed by Trustee, all Mortgage Files being administered under this Custodial Agreement relating to such Mortgage Loans.  The cost and expenses relating to such file transfer shall be paid by the Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of removal, the removed Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.  Any and all fees and expenses incurred by the Custodian relating to any such petition shall be paid by the Custodian.

(c)
In the event of resignation by the Custodian or removal of the Custodian by the Trustee due to a breach of this Agreement by the Custodian, then the cost and expenses of transfer of the Mortgage Files shall be the responsibility of the Custodian; provided, however, in the event that the Custodian terminates its obligations and resigns hereunder due in part to nonpayment of the Custodian’s fees or expenses that are the responsibility of the Master Servicer hereunder, then such transfer shall be at the expense of the Master Servicer.

(d)
In the event that the Custodian moves any Mortgage File from the state where the Mortgage Files are initially kept pursuant to this Agreement, the Custodian shall provide prompt written notice to the Trustee of the location of such Mortgage File.

(e)
No resignation or termination of the Custodian shall be effective hereunder until the Trustee or a successor Custodian acceptable to the Trustee and the Depositor has assumed the duties of Custodian hereunder.  The Master Servicer shall pay all the fees and expenses of a successor Custodian to the extent any such fees and expenses are required to be paid by the Master Servicer as specified in Exhibit E.

Section 4.2.  Merger or Consolidation of Custodian.  Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion, or consolidation to which the Custodian shall be a party, or any entity succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 4.3.  Limitation of Custodian’s Duties.  The Custodian shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing by the parties hereto.  The Custodian:

(a)
may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel; and shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, unless it shall be provided that the Custodian was negligent in ascertaining the pertinent facts;

(b)
shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities, provided that this subsection shall not be interpreted to impose upon the Custodian a higher standard of care than that set forth herein;

(c)
will be regarded as making no representations and having no responsibilities as to the validity, perfectibility, sufficiency, value, genuineness, ownership or transferability of the Mortgage Loans, and will not be required to and will not make any representations as to the validity, value, perfectibility, genuineness, ownership or transferability  of the Mortgage Loans;

(d)
may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, facsimile or other document delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties; may rely on and shall be protected in acting upon the written instructions of the Trustee and such employees and representatives of the Trustee as the Trustee may hereinafter designate in writing;

(g)
shall not be responsible for the validity and perfection of the Trustee’s security interest in the Mortgage Loans hereunder, other than the Custodian’s obligation to take possession of the Mortgage Files as set forth in Section 3.1 hereof, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage File;

(h)	shall have no responsibility or duty with respect to any Mortgage Files while not in its possession;

(i)
shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Mortgage Files;

(j)
shall not be liable with respect to any action taken or omitted to be taken in accordance with any written direction, instruction, acknowledgement, consent or any other communication that is from the Trustee or any other Person specified herein and that complies with the provisions of this Custodial Agreement.

(k)
shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than for the Custodian’s compensation or for reimbursement of expenses;

(l)
shall have no duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder; and

(m)
shall have no duty to ascertain whether or not any cash amount or payment has been received by the Securities Administrator, any Servicer, any Mortgage Loan purchaser or seller, or any other third person.

(n)
In the event that (i) the Trustee or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the Trustee or the Custodian (whichever is the party receiving such service) shall promptly deliver or cause to be delivered to the applicable Servicer copies of all court papers, orders, documents and other materials concerning such proceedings.  The Custodian shall, to the extent permitted by law and any court order, continue to hold and maintain all Mortgage Files that are the subject of such proceedings pending an order of a court of competent jurisdiction permitting or directing disposition thereof.  Upon final determination of such court, and if permitted by such determination, the Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed in writing by the applicable Servicer, which shall give a direction consistent with such court determination.  Neither the Custodian nor the Trustee shall have any obligation to monitor or appear in any such proceeding on behalf of or in the name of the Trustee.  Expenses and fees (including, without limitation, attorney’s fees and expenses) of the Custodian or the Trustee, as applicable, incurred as a result of such proceedings shall be reimbursed by the Trust Fund, subject to the limitations on reimbursements in clause (B) of the definition of Available Distribution Amount in the Pooling and Servicing Agreement.

The provisions of this Section 4.3 shall survive the resignation or removal of the Custodian and the termination or transfer of this Custodial Agreement.

Section 4.4.  Standard of Care; Indemnification.

(a)
The Seller agrees to indemnify and hold harmless the Custodian and each of the Custodian’s parent, affiliates, subsidiaries, directors, officers, employees and agents against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees and expenses, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them under this Custodial Agreement or any related document or agreement unless such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against Custodian solely as a result of the material breach by Custodian of its obligations hereunder, which breach was caused by negligence, bad faith, or willful misconduct on the part of the Custodian.  The foregoing indemnification shall survive the termination or transfer of this Custodial Agreement, and the resignation or removal of the Custodian.

(b)
The Custodian shall indemnify and hold harmless the Seller, the Depositor, the Master Servicer (where the Master Servicer and the Custodian are not the same entity) and the Trustee and each of their directors, officers, employees and agents from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, claims, costs, expenses (including attorneys’ fees and related expenses), disbursements or any and all other costs and expenses of any kind or nature whatsoever that may be incurred in connection with, or arising out of, the Custodian’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties hereunder, including but not limited to its failure to produce (or provide evidence of delivery of), upon any request hereunder, any Mortgage Note or other document or instrument comprising a Mortgage File after the Custodian has certified that such document or instrument was in its possession pursuant to the terms hereof.  Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except as set forth above.  In no event shall the Custodian or its directors, officers, agents or employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or any of them hereunder or in connection herewith even if advised of the possibility of such damages. This indemnification provided in this Section 4.4(b) shall survive the termination of this Custodial Agreement and the resignation or removal of the Custodian hereunder.

(c)
No provision of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of this Custodial Agreement, including but not limited to Section 4.4(b) hereof) in the performance of its duties under this Custodial Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

(d)
If the Seller fails to indemnify the Custodian as required in this Section 4.4, the Trust Fund shall indemnify the Custodian as required under this Section 4.4, subject to the limitation on reimbursements described in clause (B) of the definition of Available Distribution Amount in the Pooling and Servicing Agreement.

Section 4.5.  Force Majeure.  The Custodian will not have any liability for failure to perform or delay in performing duties set forth herein if the failure or delay is due to an event of force majeure.  A force majeure is an event or condition beyond the Custodian’s control, such as, without limitation, a natural disaster, civil unrest, state of war, or act of terrorism.  The Custodian will make reasonable efforts to prevent performance delays or disruptions in the event of such occurrences.

Section 4.6.  Accounting.  On or before March 1st of each calendar year, beginning with March 1, 2012, unless a Form 15 suspension notice has been filed on behalf of the Trust Fund, and in each year in which the Depositor has instructed the Securities Administrator to file Exchange Act reports, the Custodian shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Depositor, the Securities Administrator, the Seller and each Servicer a report to the effect that such firm that attests to, and reports on, the assessment made by such asserting party pursuant to Section 4.7 below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

Section 4.7.  Compliance Certification.  On or before March 1st of each calendar year, beginning with March 1, 2012, unless a Form 15 suspension notice has been filed on behalf of the Trust Fund, and in each year in which the Depositor has instructed the Securities Administrator to file Exchange Act reports, the Custodian shall deliver to the Depositor, the Securities Administrator, the Seller and each Servicer a report regarding its assessment of compliance with the servicing criteria identified in Exhibit I attached hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report, with respect to asset-backed security transactions taken as a whole in which the Custodian is performing any of the servicing criteria specified in Exhibit I and that are backed by the same asset type backing such asset-backed securities. Each such report shall include (a) a statement of the party’s responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time, “Regulation AB”) (§ 229.1122(d)) to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the applicable servicing criteria, which report shall be delivered by the Custodian as provided in this Section 4.7.

Section 4.8.  Subcontracting.  The Custodian has not and shall not engage any subcontractor which is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

ARTICLE 5.
REPRESENTATIONS AND WARRANTIES

Section 5.1.  Capital Requirements.  The Custodian represents, warrants, and covenants that:

(a)
The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Custodial Agreement. Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Loan is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder;

(b)
The execution, delivery and performance of this Custodial Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Custodial Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or, to the best of the Custodian’s knowledge, any contract, agreement or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

(c)
The execution and delivery of this Custodial Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority, or, if such consent or approval is required, it has been obtained; and

(d)
This Custodial Agreement, and each Certification issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except (i) as the enforcement thereof may be limited by applicable debtor relief laws and (ii) that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

(e)
Unless the Custodian notifies the Trustee and the Depositor in writing not less than thirty (30) days prior to any transfer of the Mortgage Files, such files will be held by the Custodian, in the Custodian’s sole discretion, in the State of Minnesota.

(f)
The Custodian represents and warrants that the Custodian is a depository institution or a trust company subject to supervision or examination by a federal or state authority and has the combined capital and surplus of at least $50 million.

Section 5.2.  No Claims to Mortgage Loans.  The Custodian, solely in its capacity as Custodian, represents and warrants that (i) it took possession of the Mortgage Loans on behalf of the Trustee, to the best of its knowledge, without written notice of any adverse claim, lien, charge, encumbrance or security interest (including without limitation, federal tax liens or liens arising under the Employee Retirement Income Security Act of 1974, as amended), (ii) except as permitted in this Custodial Agreement, it does not and will not, in its capacity as Custodian, assert any claim or interest in the Mortgage Loans and will hold such Mortgage Loans pursuant to the terms of this Custodial Agreement, and (iii) it has not encumbered or transferred its right, title or interest as Custodian in the Mortgage Loans other than to, or as directed by, the Trustee.  Notwithstanding any other provisions of this Custodial Agreement and without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian may otherwise have against all or any part of a Mortgage File, Mortgage Loan or proceeds of either.

ARTICLE 6.
COVENANTS

Section 6.1.  Insurance.  The Custodian will, at its own expense, maintain in full force and effect at all times during the term of this Custodial Agreement the following:

(a)	fidelity insurance;

(b)	errors and omissions insurance;

(c)	theft of documents insurance; and

(d)	forgery insurance.

All such insurance shall be in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by banking institutions or trust companies which act as custodians.  A certificate of the respective insurer as to each such policy shall be furnished to the Trustee, upon request.

Section 6.2.  Storage of Mortgage Files.  The Custodian will segregate and store the Mortgage Files in secure, fire resistant storage facilities in accordance with customary controls on access regarding the safety and security of the Mortgage Files.

ARTICLE 7.
MISCELLANEOUS

Section 7.1  Notices.  Any notice, demand or consent, required or permitted by this Custodial Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent.  Any such notice, demand or consent shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

If to the Custodian:

Wells Fargo Bank, N.A.
751 Kasota Avenue
Minneapolis, MN 55414
Attention:  Document Custody – Sequoia Mortgage Trust 2011-1

If to the Master Servicer:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, MD  21046
Attention:  Client Manager – Sequoia Mortgage Trust 2011-1

(or, for overnight deliveries,
9062 Old Annapolis Road
Columbia, MD 21045
Attention:  Client Manager – Sequoia Mortgage Trust 2011-1)

If to the Trustee:

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention:  Global Transaction Services – Sequoia Mortgage Trust 2011-1

If the Depositor:

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941

If to the Seller:

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Attention:  Sequoia Mortgage Trust 2011-1

If to FRB:

First Republic Bank
111 Pine Street
San Francisco, CA  94111
Attention: Tony Sachs

If to PHH:

PHH Mortgage Corporation
One Mortgage Way
Mt. Laurel, NJ  08054
Attention: Vice President, Servicing

Section 7.2.  Entire Agreement.  This Custodial Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custodial agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof, and no implied covenants or obligations shall be read into this Custodial Agreement concerning the Custodian. This Custodial Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

Section 7.3.  Binding Nature of Agreement: Assignment.  This Custodial Agreement shall be binding upon and inure to the benefit of the Custodian and the Trustee and their respective and permitted assigns. The Trustee may assign its interest in any of the Mortgage Loans held under this Custodial Agreement to a successor trustee pursuant to the Pooling and Servicing Agreement, by delivery of the following to the Custodian: (a) written notice of such assignment identifying the Mortgage Loans to be assigned and the assignee of such Mortgage Loans and (b) a written agreement of such assignee to assume all obligations of the Trustee under this Custodial Agreement with respect to such Mortgage Loans.  Upon receipt of any such written notice of assignment and written assumption of obligations, the Custodian shall treat such assignee as the Trustee for all purposes of this Custodial Agreement.  The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder, nor shall the Custodian delegate or appoint any other person or entity to perform or carry out any of its duties, responsibilities or obligations under this Custodial Agreement, without the prior written consent of the Trustee.

Section 7.4.  Governing Law.  This Custodial Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York notwithstanding any law, rule, regulation, or other conflict-of-law provisions to the contrary.

Section 7.5.  Recordation of Agreement.  To the extent permitted by applicable law, this Custodial Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by each Servicer in its sole discretion.

Section 7.6.  Agreement for the Exclusive Benefit of Parties.  This Custodial Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other Person whatsoever, except that the holders of the Mortgage Certificates shall be third party beneficiaries of this Custodial Agreement.

Section 7.7  Counterparts.  This Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

Section 7.8.  Indulgences: Not Waivers.  Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Custodial Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 7.9.  Titles Not to Affect Interpretation.  The titles of sections and subsections contained in this Custodial Agreement are for convenience only and they neither form a part of this Custodial Agreement nor are they to be used in the construction or interpretation hereof.

Section 7.10.  Provisions Separable.  The provisions of this Custodial Agreement are independent of and separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be valid or unenforceable in whole or in part.

Section 7.11.  Conflict or Inconsistency.  In the event of any conflict or inconsistency between the terms and provisions of this Custodial Agreement and the terms and provisions of any contract, instrument or other agreement between Custodian and any third party, the terms and provisions of this Custodial Agreement shall control, provided, however, that in the event of any conflict or inconsistency between the terms of this Custodial Agreement and the instructions of the Trustee, the Trustee’s instructions shall control.

Section 7.12.  Waiver of Trial by Jury.  The parties hereto each knowingly, voluntarily and intentionally waives to the fullest extent permitted by applicable law any right it may have to a trial by jury of any dispute arising under or relating to this Custodial Agreement or the transactions contemplated hereby.

Section 7.13.  Submission To Jurisdiction; Waivers.  Each party hereto hereby irrevocably and unconditionally:

(a)
submits for itself and its property in any legal action or proceeding relating to this Custodial Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of New York, the federal courts of the United States of America for the Southern District of New York, and any appellate courts from any thereof;

(b)
consents that any such action or proceeding may be brought in such courts and, to the extent permitted by applicable law, waives any objection that it may now or hereafter have to the venue of any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)
agrees that the service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to its address set forth herein or at such other address of which the other party shall have been notified; and

(d)	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

Section 7.14.  Non-petition.  Notwithstanding anything in this Custodial Agreement to the contrary, the Custodian, in its capacity as custodian hereunder, shall not, prior to the date which is one year and one day after the termination of this Custodial Agreement, with respect to the Depositor or the Trustee, acquiesce, petition or otherwise invoke or cause the Depositor or the Trustee (or any assignee) to invoke the process of the court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trustee under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trustee or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Depositor or the Trustee.

Section 7.15  Termination.  Unless terminated earlier pursuant to Section 4.1, this Custodial Agreement shall terminate upon the earlier of (a) the repurchase of all of the Mortgage Loans pursuant to the FRB MLSA and the PHH MLSA or pursuant to the Pooling and Servicing Agreement, which repurchase shall be evidenced by a notice from the Securities Administrator to the Custodian stating that beneficial ownership of the Mortgage Loans has been transferred to their purchaser or purchasers, (b) the Custodian’s receipt of written notice from the Securities Administrator of the final payment or liquidation of the final Mortgage Loan held by the Custodian under this Custodial Agreement or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any such Mortgage Loan, or (c) the final payment date of the Certificates as evidenced by a notice from the Securities Administrator to the Custodian, a copy of which notice shall be simultaneously delivered to the Depositor, and delivery of the Mortgage Files pursuant to the Trustee’s instructions.  Upon termination of this Custodial Agreement, the related Mortgage Files will be released by the Custodian in accordance with the Trustee’s written instructions.

[Signatures appear on the following  page.]

IN WITNESS WHEREOF, the parties have entered into this Custodial Agreement as of the date on the cover page of this Custodial Agreement.

CITIBANK, N.A., as Trustee

By: ___________________________________
Name: _________________________________
Title: __________________________________

WELLS FARGO BANK, N.A., as Custodian

By: ___________________________________
Name: _________________________________
Title: __________________________________

WELLS FARGO BANK, N.A., as Master Servicer

By: ___________________________________
Name: _________________________________
Title: __________________________________

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By: ___________________________________
Name: _________________________________
Title: __________________________________

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION, as Seller

By: ___________________________________
Name: _________________________________
Title: __________________________________

EXHIBIT A

DELIVERY INSTRUCTIONS

WELLS FARGO  DOCUMENT CUSTODY

Address & Contact Name:	Wells Fargo Bank, N.A.
Attn: Private Certifications
751 Kasota Avenue
Minneapolis, MN 55414

Notification of Transfer:   Please notify ____________ at (612)______ with the anticipated date of the transfers and the number of loan files to be sent to Wells Fargo Bank, N.A.

Shipping instructions:
•	Documents placed in a pocket file folder (legal size)
•	Labels, affixed to the upper right hand corner of the legal-size pocket file folder, including Issuer Name, Previous Loan # (if any), Borrower Name, Loan #
•	Loan files placed in sequential, numerical loan number order inside archive boxes
•	A packing list, consisting of a list of the loans and the box number, must be included in each box
•	Each box must be marked on the outside to identify its contents as follows: Investor/Seller/Funding Date/Box 1 of __ , Ln # 100000–100200

EXHIBIT B

DATA FORMAT

Each column must contain the column header indicated in the new CSV Field Header name column on the attached grid.

Each column is separated by a comma; if data in a column contains valid commas, that data is surrounded by double quotes; so the file is comma delimited and double quote text qualified. Double quotes are only required when the data contains commas that do not indicate a new column.

Dates are required to be formatted as follows:  MM/DD/YYYY

All data should be formatted as Text. The TYPE referred to below is a listing of what the field type on the collateral tracking system is. This is to assist in identifying what data is importable to a specific field and what is not. For example a value of ‘Monday’ would not be importable to the Rate field as Rate is a numeric field and the value of ‘Monday’ is text characters.

Char and Varchar = Any text up to the length specified, can be any combo of letters numbers that fit within the maximum field length

Numeric = Only numbers.  Precision is found under formatting.  For example 3.3 = 123.123, 6.2 = 123456.12

Small int = A number between 0 and 32,000

Tiny Int = 0 or 1 (0 = unchecked, 1 = checked).

Integer = Numeric without decimals.

*Required
Field Header Name	Type	Formatting	Max Length	Description
COLL_KEY*	Char(20)		20	Collateral Id
ALT_ID	Char(20)		20	Alternate id
BORROWER*	Varchar(60)		60	Borrower 1 Last Name
CASENUM	Char(20)		20	Case Number
CLOSED	Small Date	MM/DD/YYYY	10	Closed Date
FIRSTDUE	Small Date	MM/DD/YYYY	10	First Due Date
MATURITY*	Small Date	MM/DD/YYYY	10	Maturity Date
RATE*	Numeric	3.6	9	Rate
LNAMOUNT*	Numeric	12.2	14	Original Loan Amount
PI	Numeric	6.2	8	Payment & Interest
STATE*	Char(2)		2	State
CITY*	Varchar(60)		60	City
ZIP*	Varchar(10)		10	Zip Code
ADDRESS*	Varchar(60)		60	Address
ARMADJ*	Small Date	MM/DD/YYYY	10	ARM Adjust Date
ARMCONV	Char(1)		1	ARM Convertability
ARMROUND	Numeric	3.6	9	ARM Round
ARMACAP*	Numeric	3.6	9	ARM Annual Cap
ARMLCAP*	Numeric	3.6	9	ARM Life Cap
ARMMARGIN*	Numeric	3.6	9	ARM Margin

Field Header Name	Type	Formatting	Max Length	Description
ARMFLOOR	Numeric	3.6	9	ARM Floor
ARMINDEX	Varchar(10)		10	ARM Index Source
ARMIDXRATE	Numeric	3.6	9	ARM Index Rate
ARMLOOKBAK	Small Int	1	5	ARM Look back
MERSMIN*	Char(18)		18	Mers Min Number
MERSFLAG*	TinyInt	1	1	MERS Flag (1=Checked 0 = Unchecked)
BOOKPAGE	Char(10)		10	Instrument Book and Page number
CTRLNUM	Varchar(7)		7	Control Number
INSTRUMENT	Varchar(20)		20	Instrument Number
RECORDED	Small Date	MM/DD/YYYY	10	Recorded Date
CURR_UPB	Numeric	12.2	14	Current Unpaid Principal Balance
INVEST_KEY	Char(20)		20	Investor Id
ISMOM	TinyInt	1	1	MOM Flag (1 = Checked 0 = Unchecked)
TRUSTNUM	VarChar(40)		40	Trust Number
UDF_CHAR1*	Varchar(40)		40	User Defined Character Field 1 (co-op)
UDF_CHAR2	Varchar(40)		40	User Defined Character Field 2
UDF_DATE1	Small Date	MM/DD/YYYY	10	User Defined Date Field 1
UDF_DATE2	Small Date	MM/DD/YYYY	10	User Defined Date Field 2
UDF_DOL1	Numeric	12.2	14	User Defined Dollar Field 1
UDF_DOL2	Numeric	12.2	14	User Defined Dollar Field 2
UDF_PCT1	Numeric	4.6	10	User Defined Percentage Field 1
UDF_PCT2	Numeric	4.6	10	User Defined Percentage Field 2
UDF_INT1	Integer	7	7	User Defined Integer Field 1
UDF_INT2	Integer	7	7	User Defined Integer Field 2
VINNUM	Varchar(20)		20	Vehicle Identification Number
MAKE	Varchar(10)		10	Vehicle Make
MODEL	Varchar(10)		10	Vehicle Model
YEAR	Varchar(4)		4	Vehicle Year
ASSTDESC	Varchar(25)		25	Description Of The Asset
LTV	Numeric	3.1	4	Loan To Value Ratio
TERM	Varchar(3)		3	Loan or Lease Term
Address2	Varchar(30)		30	Address 2
BORR1FIRST*	Varchar(30)		30	Borrower 1 First name
BORR1MID	Varchar(30)		30	Borrower 1 Middle Name
BORR2FIRST	Varchar(30)		30	Borrower 2 First Name
BORR2MID	Varchar(30)		30	Borrower 2 Middle Name
BORR2LAST	Varchar(60)		60	Borrower 2 Last Name
ARMCEIL	Numeric	2.3	5	ARM Ceiling

Field Header Name	Type	Formatting	Max Length	Description
COUNTY	Varchar(40)		40	County
RATECHGFRQ	Small Int		5	Rate Change Frequency – In months
BALLOONFLG	TinyInt		1	Balloon Flag (1 = Checked 0 = Unchecked)
BALLOONTRM	Small Int		5	Balloon Term – In months
IO_FLAG	TinyInt		1	Interest Only Flag (1 = Checked 0 = Unchecked)
IO_TERM	Small Int		5	Interest Only Term – In months
ARMPFLRINI	Numeric	3.6	9	Initial Periodic Rate Floor
ARMPCAPINI	Numeric	3.6	9	Initial Periodic Rate Cap
ARMPFLOOR	Numeric	3.6	9	Periodic Rate Floor
ROUND_METH	TinyInt		1	Arm Loan Rounding Method ( 0=Round Nearest, 1=Round Up, 2=Round Down, 3=None )
INTAMOUNT	Numeric	12.2	14	Interest Amount
FUNDDATE	Small Date	MM/DD/YYYY	10	Funding Date
NEGAMFLAG	TinyInt		1	Negative Amortization Flag (1 = Checked 0 = Unchecked)
NEGAMCAP	Numeric	3.6	9	Negative Amortization Cap
PAYCAP	Numeric	12.2	14	Payment Cap Amount
PREPAYTERM	Small Int		5	Prepayment Term
PPP_FLAG	TinyInt		1	Prepayment Penalty Flag (1 = Checked 0 = Unchecked)
PPP_DESCR	Varchar(254)		254	Prepayment Penalty Description
PPP_PCT	Numeric	3.6	9	Prepayment Penalty Percent
SERVICER_LOAN_ID	Varchar(20)		20	Servicer Loan Number
ADDITIONAL_LOAN_ID	Varchar(20)		20	Additional Loan Number

EXHIBIT C

AUTHORIZED REPRESENTATIVES CERTIFICATION

TO:  Wells Fargo Bank Document Custody

Reference is hereby made to the Custodial Agreement, dated as of February 1, 2011, between Citibank, N.A., as Trustee, Redwood Residential Acquisition Corporation, as Seller, Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Custodian (the “Custodial Agreement”).

Effective ________________ (date), the undersigned, a duly authorized representative of [[FRB/PHH], as Servicer][Citibank, N.A., as Trustee][Sequoia Residential Funding, Inc., as Depositor][Wells Fargo Bank, N.A., as Master Servicer], hereby designates each of the persons whose names, titles, and signatures appear below as an Authorized Representative under the Custodial Agreement.  This authorization will remain in place until such time as it is revoked, amended or supplement in writing, by an officer of the Trustee or the Servicer.

Capitalized terms not defined herein shall have the meaning ascribed to them in the Custodial Agreement.

Name	Title	Specimen Signature

The above named company agrees to immediately notify, Wells Fargo Bank, N.A., or its successors or assigns (“Wells Fargo”), should any person named hereunder become ineligible as an Authorized Representative and shall indemnify Wells Fargo and hold it harmless from and against any actions and/or suits whether groundless or otherwise and from and against any losses, damages, costs, charges, counsel fees, payments, expenses and liabilities (“Losses”) arising directly out of any action as an Authorized Representative under the Custodial Agreement of any person named in this list, except for liability arising out of Wells Fargo’s negligence, wilful misconduct or bad faith.  These indemnity provisions shall survive the termination or assignment of the pools or loans.

IN WITNESS WHEREOF, the undersigned has executed this certificate for and on behalf of [[FRB/PHH], as Servicer][Citibank, N.A., as Trustee][Sequoia Residential Funding, Inc., as Depositor][Wells Fargo Bank, N.A., as Master Servicer], this ___________ day of ______________, ___ .

By (signature): ___________________________________

Name:______________________________________________________________________________
Title: ______________________________________
Phone #: ________________   Fax #: _________________________

This form must be signed by an officer of the company.  The officer needs to be someone other than those individuals who are being added as authorized signers.

ACKNOWLEDGEMENT:
(Individual)

State of _____________________________ }ss.

County of               ___________________________}ss.

This instrument was acknowledged before me on ________________________ (date) by ________________________
______________________________________________________________________________________________

__________________________________________________________________________
(Seal)	(Signature of notarial officer)
My Commission Expires: ______________________________________

EXHIBIT D-1

INITIAL AUTHORIZED REPRESENTATIVES OF THE TRUSTEE

Name	Title	Specimen Signature

EXHIBIT D-2

INITIAL AUTHORIZED REPRESENTATIVES OF THE DEPOSITOR

Name	Title	Specimen Signature

EXHIBIT D-3A

INITIAL AUTHORIZED REPRESENTATIVES OF FIRST REPUBLIC BANK, AS SERVICER

Name	Title	Specimen Signature

EXHIBIT D-3B

INITIAL AUTHORIZED REPRESENTATIVES OF PHH MORTGAGE CORPORATION, AS SERVICER

Name	Title	Specimen Signature

EXHIBIT D-3C

INITIAL AUTHORIZED REPRESENTATIVES OF WELLS FARGO BANK, N.A., AS MASTER SERVICER

Name	Title	Specimen Signature

EXHIBIT E

WELLS FARGO BANK, N.A.
SCHEDULE OF FEES FOR CUSTODY SERVICES TO BE PAID BY MASTER SERVICER

Transaction Charges:1

Annual Safekeeping Fee:
Per Mortgage File held at end of month

Final/trailing Documents – Rejected Trailing/Final Documents
Includes filing of documents in the Mortgage File,
Per occurrence

Release Requests/Rejected Release Requests
Standard Release
-48 hour turnaround time, excludes shipping expense
-Requests returned for Mortgage Files not in custody or improperly prepared
 Requests for Release

Rush Release Requests
24 hour turnaround time, excludes shipping expense

Shipping
The applicable Servicer shall be required to pay shipping expenses for any Mortgage File if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in the related servicing agreement resulting in the repurchase of such Mortgage Loan by such Servicer.  In all other cases where any Mortgage Files are required to be shipped to any party, the Depositor shall pay the related shipping expenses; provided, however, that if the Depositor fails to pay such expenses within 45 days of invoicing from the Custodian, such expenses shall be paid by the Trust Fund, subject to the limitations on reimbursements in clause (B) of the definition of Available Distribution Amount in the Pooling and Servicing Agreement.

File Reinstatements/Rejected File Reinstate
Reinstatements that cannot be accepted because the file is incomplete

Trust Receipts/ Certifications /Bailee Letters
Issuance of bailee letters, trust receipts, if applicable.  Per receipt/letter

File Pull Fee
           Per file includes research, etc.

Labeling of files
Includes the preparation and application of labels to files

Endorsement and Assignment Stamping
Per endorsement or assignment

Copies of Documents
Pull fee per file
Per single sided copy
Costs of special projects requiring copies of more than 5% of the Mortgage Files shall be negotiated with and paid by the requesting party.

Interfiling fee
Includes placing loan files or documents in loan number order.  Per file or document.

File Folders  Includes placing documents not received in manila folder
_________________________
1 Fee amount to be provided to the Master Servicer by the Custodian

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department

Re:
Custodial Agreement, dated as of February 1, 2011, among Citibank, N.A., as Trustee, Redwood Residential Acquisition Corporation, as Seller, Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Custodian (the “Custodial Agreement”)

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number: _______________________________	Investor Number: _________________

Mortgagor Name, Address & Zip Code: __________________	Pool Number:____________________

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

By:____________________________________________
 (Authorized Signature)

Printed Name ___________________________________

[Servicer][Master Servicer] Name:__________________

Ship To Address: ___________________________

___________________________

Phone:	___________________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

EXHIBIT G

FORM OF CERTIFICATION

DATE

Citibank, N.A., as Trustee
388 Greenwich Street
New York, NY 10013
Attention:  Global Transaction Services – Sequoia Mortgage Trust 2011-1

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Attention:  Sequoia Mortgage Trust 2011-1

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Attention:  Sequoia Mortgage Trust 2011-1

First Republic Bank
111 Pine Street
San Francisco, CA  94111
Attention: Tony Sachs

PHH Mortgage Corporation
One Mortgage Way
Mt. Laurel, NJ  08054
Attention: Vice President, Servicing

Re:
Custodial Agreement, dated as of February 1, 2011, among Citibank, N.A., as Trustee, Redwood Residential Acquisition Corporation, as Seller, Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Custodian (the “Custodial Agreement”)

Ladies and Gentlemen:

In accordance with the provisions of Section 3.2(a) of the above referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that, except as noted on the attached Exception Report, it has reviewed each Mortgage Loan listed in the Mortgage Loan Schedule and has determined that (i) all documents required to be delivered to it pursuant to the Custodial Agreement are in its possession; and, (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan. All capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement.

The Custodian makes no representations as to, and shall not be responsible to verify, (I) the validity, legality, enforceability, perfectibility, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

WELLS FARGO BANK, N.A., as Custodian

By:_____________________________________

Name:___________________________________

Title:____________________________________

EXHIBIT H

FORM OF TRANSMITTAL LETTER

[Custodian Letterhead]

[ Date]

[Purchaser]
[Insert street address]
________________
________________

Re:	___________________________

Ladies and Gentlemen:

Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by the Trustee and are being delivered to you for purchase.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that certain Custodial Agreement, dated as of February 1, 2011, among Citibank, N.A., as Trustee, Redwood Residential Acquisition Corporation, as Seller, Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Custodian.

Each of the Mortgage Loans is owned by the Trustee.  Such ownership interest shall be released only upon remittance of $_____________ representing the full amount of the purchase price of such Mortgage Loans (the “Payoff Amount”) by wire transfer of immediately available funds to the following account:

WIRE TRANSFER INSTRUCTIONS:
[to be provided by Securities Administrator]

Pending the purchase of each Mortgage Loan and until the Payoff Amount is received, the aforesaid ownership interest therein will remain in full force and effect, and you shall hold possession of the Mortgage Loans and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Trustee.  In the event that any Mortgage Loan is unacceptable for purchase, promptly return the rejected item directly to the Custodian at its address set forth below.  The Mortgage Loans must be so returned or Payoff Amount remitted in full no later than 30 days from the date hereof.  If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

NOTE:  BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE OWNER ON THE TERMS DESCRIBED IN THIS LETTER.  THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Very truly yours,

WELLS FARGO BANK, N.A.,
as Custodian

By: __________________________________
Name:
Title:
Address:

ACKNOWLEDGED AND AGREED:

Authorized Signature:

[Purchaser]

By:
Name:
Title:
Address:

EXHIBIT I

FORM OF CERTIFICATION REGARDING SERVICING CRITERIA TO BE

ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified below with an "X" as Servicing Criteria applicable to the Custodian:

Regulation AB Reference	Servicing Criteria	Custodian
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	N/A
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	N/A
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
N/A
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
N/A
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	N/A
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
N/A
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
N/A
1122(d)(2)(v)
Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
N/A

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	N/A
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
N/A
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
N/A
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	N/A
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	N/A
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
N/A
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
N/A
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
N/A
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
N/A
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
N/A

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
N/A
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
N/A
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	N/A
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A

Annex 1

DOCUMENT TYPES AND EXCEPTION CODES

DOCUMENT TYPES

Track Item Type	Doc Type
COLLATERAL ITEM
1003	Residential Loan Application
1008	Underwriting and Transmittal Summary
1994	1994 CHCH SECTY
1995	1995 CHCH SECTY
1996	1996 CHCH SECTY
1997	1997 CHCH SECTY
711A	GNMA 11711A
711B	GNMA 11711B
AAL1	ASSN/ASSN LEAS1
AAL2	ASSN/ASSN LEAS2
ACC1	ASUM CO. UCC1
ACC3	ASUM-AMD/TRM CO
ACCA	ACCT CTRL AGREE
ACCP	ACCEPT & ASSUM ( COOP)
ACS1	ASUM ST. UCC1
ACS3	ASUM-AMD/TRM ST
ADDM	ADDENDUM
AFFD	NAME AFFIDAVIT
AFFX	Affidavit of Affixation
AGRE	ASSIGN OF AGREE
ALCR	Assignment to Letter of Credit
ALN1	ALLONGE 1
ALN2	ALLONGE 2
ALN3	ALLONGE 3
ALN4	ALLONGE 4
ALN5	ALLONGE 5
ALN6	ALLONGE 6
ALN7	ALLONGE 7
ALN8	ALLONGE 8
ALN9	ALLONGE 9
ALNG	ALLONGE
ALNI	ALLONGE INTRVN
ALNV	ALLONGE FINAL
AMOR	Amortization Schedule
AMRT	AMORT. SCH.
APL	ASSIGNMENT OF PROPERTY LEASE
APPL	APPLICATION
APPR	APPRAISAL
AREC	ASN RECG AGREE
ARM	ADJ RATE MORTG
AS10	ASSIGNMENT 10
AS11	ASSIGNMENT 11
ASAG	ASSN-ASSU AGRMT
ASCC	(New) ASCC
ASGM	ASSN OF MTGE
ASGN	(New) ASGN

ASL1	ASSN 1 OF LEASE
ASL2	ASSN 2 OF LEASE
ASL3	ASSN 3 OF LEASE
ASL4	ASSN 4 OF LEASE
ASL5	ASSN 5 OF LEASE
ASL6	ASSN 6 OF LEASE
ASL7	ASSN 7 OF LEASE
ASLQ	ASN LIQUOR LIC.
ASLR	ASSN LEASE/RENT
ASLV	LEASE INV ASSN
ASN1	ASSIGNMENT 1
ASN2	ASSIGNMENT 2
ASN3	ASSIGNMENT 3
ASN4	ASSIGNMENT 4
ASN5	ASSIGNMENT 5
ASN6	ASSIGNMENT 6
ASN7	ASSIGNMENT 7
ASN8	ASSIGNMENT 8
ASN9	ASSIGNMENT 9
ASNB	BLANKET ASSN
ASNP	Assignment of Proprietary Lease
ASNV	ASSN TO INVESTR
ASNX	ASSIGNMENT 10+
ASPW	ASG-PRMTS&WARRT
ASSB	(New) ASSB
ASSE	ASSETT MGR AGRT
ASSM	ASSN SUB/MGMT
ASSN	INT. ASSIGNMENT
ASSO	ORIG ASSIGNMENT
ASSU	ASSUMPTION
ASUM	ASSUMPT AGREEMT
ASV1	SUBSEQ PRIV ASN
ASVB	BLNKT ASSN--INV
ATTY	ATTY'S OPINION
AVRF	Asset Verification
BAIL	BAILEE LETER
BALN	Balloon Mortgages
BARC	(New) BARC
BASN	BARCLAYS A/M
BCIA	BLNKT CERT-GNMA
BKST	Bank Statements
BLNK	(c) Blank Description
BOFS	BILL OF SALE
BOND	LOST INSTR AFFD
BORR	CERT OF BORROW
BPO	Brokers Price Opinion
BUYD	BUYDOWN AGREEMT
CASH	CASH MANAGEMENT
CEM	CONSOL/EXT AGRM
CERI	REO Certificate of Insurance
CERT	MIC/LGC
CINL	(New) CINL
CKLT	LOAN FILE CHECKLIST
CNFS	CERT NONFOREIGN

CNSV	Conservator Court Appointment
COAG	Co-Ownership Agreement
COFS	CONTRACT OF SALE
COFT	CERT OF TITLE
COM1	Combined Document Intervening Assignment 1
COM2	Combined Document Intervening Assignment 2
COM3	Combined Document Intervening Assignment 3
COM4	Combined Document Intervening Assignment 4
COM5	Combined Document Intervening Assignment 5
COM6	Combined Document Intervening Assignment 6
COM7	Combined Document Intervening Assignment 7
COM8	Combined Document Intervening Assignment 8
COM9	Combined Document Intervening Assignment 9
COMB	COMBINATION DOC
COMP	COMPLETION/REP
COMV	Combined Document Final Assignment
CONC	Construction Contract
CONE	CONSENT (COOP)
CONS	CONSOLIDATION
CONT	CNTRCT FOR DEED
CONV	CONVERSION AGMT
COOP	CO-OP
CORP	CORPORATE ASSN
CRPT	Credit Report
CSUB	COLL SUBMISSION
CTRL	CRED.TENANT LSE
CUST	CUSTODY AGREEMT
DEE1	ADD'L DEED
DEE2	2ND ADDL DEED
DEED	DEED OF TRUST
DEFR	Deferral Agreement
DEFS	DEFEASANCE DOCUMENTS
DOC	DOCUMENT
DOFT	(New) DOFT
EDV1	SUBSEQ PRIV END
EMIC	Electronic MIC
ENAS	ENVIR ASSESSMNT
END1	ENDORSEMENT 1
END2	ENDORSEMENT 2
END3	ENDORSEMENT 3
END4	ENDORSEMENT 4
END5	ENDORSEMENT 5
END6	ENDORSEMENT 6
END7	ENDORSEMENT 7
END8	ENDORSEMENT 8
END9	ENDORSEMENT 9
ENDI	Intervening Endorsement
ENDV	FINAL ENDORSEMENT
ENOT	Electronic Note
ENVI	ENVIRO INDEMNIT
EOMP	E&O POLICY
ESCL	ESCROW LETTER
ESCR	ESCROW AGREEMNT
ESTO	ESTOPPEL L/A

EXTN	Extension Agreement
FDOC	Final Package-No Insuring Document
FHFC	FHA Firm Commitment
FHIN	FHA Insurance
FHPN	FHA Project Number
FHRA	FHA Regulatory Agreement
FHUD	Final HUD
FILE	LOAN FILE
FILN	(New) FILN
FIN	(New) FIN
FIN'	(New) FIN'
FIN.	(New) FIN.
FIN;	(New) FIN;
FINL	FINAL PACKAGE
FIXF	Fixture Filing
FLIN	FLOOD INSURANCE
FPLN	FHA Home Equity Conversion Mtg with Line of Credit Only Plan
FPNT	1ST PAYMT NOTIC
FRAN	FRANCHISE AGRMT
FSCH	FILE SCHEDULE
GFE	Good Faith Estimate
GRND	GROUND LEASES
GUAR	GUARANTEE AGMNT
HAZA	HAZARD POLICY
HEAA	Equity Access Agreement
ICAG	INTERCREDITOR
IFNL	(New) IFNL
ILGC	INDIAN LGC
INCL	INS CLOSE LETTR
INIP	INITIAL PACKAGE
INP	(New) INP
INSU	GOVERNMENT INSURANCE
INV2	(New) INV2
INVA	INVESTOR ASSN
INVC	(New) INVC
IRCA	INTEREST RCA
LAGR	LOAN AGREEMENT
LAND	LAND HOME CONTRACT
LCI	Lender’s Closing Instructions
LCRD	LETTR OF CREDIT
LEAS	LEASE DOCUMENT
LEGL	LEGAL DESCR DOC
LES1	ASSN OF LESS
LES2	ASSN OF LES1
LESS	LEASE ESTOPPEL
LGC	LGC
LIB	Lost Instrument Bond
LIEN	Lienholder/ Security Interest Evidence
LIFE	Life Insurance
LLA	LOST LEASE AFFIDAVIT
LLAP	Lender's Loan Approval
LNA	LOST NOTE AFDVT
LNG	LOAN NOTE GUAR.
LSA	LOST STOCK AFFIDAVIT

LSCH	LOAN SCHEDULE
MEMO	MEMO DOCUMENT
MERG	MERGER DOCUMENT
MERS	MERS
MFAM	Multi-Family Rider
MFLG	MERS FLAG
MGMT	ASSIGN OF MGMT
MHCT	Mobile Home Certificate
MHRD	Mobile Home Rider
MIC	MIC
MILR	(New) MILR
MISC	MISC. DOCUMENTS
MMIN	MERS ID NUMBER
MOD	MODIFICATION
MODF	MODIF AGREEMT
MODN	MODIFICATION AGREEMENT FOR NOTE ONLY
MORT	MORTGAGE
MTG2	2nd Mortgage
NDEF	Notice of Default
NOLA	NOLA FORM
NOT1	ADD'L NOTE
NOT2	2ND ADDL NOTE
NOTA	NOTICE OF ASN
NOTE	MTG NOTE
NRID	Note Rider
NTAS	ASSIGNEE NOTICE
NVA	(New) NVA
OMNA	Intervening Assignment for Omnibus
OMNI	OMNIBUS
OMNV	Final Assignment for Omnibus
OMVA	(New) OMVA
OPER	OPERATIONS/MAIN
OPIN	OPINION
PART	Participation Agreement/Certificate
PBND	Performance Bond
PLSA	PLEDGE/SEC AGRE
PMI	PRIV MORTG INS
PMIS	PRIV. MORT INS
POA	POWER OF ATTNY
POFA	POWER OF ATTORN
POOL	POOL PAPERS
PORT	PORTFOLIO
PPPA	Prepayment Penalty Addendum
PRLS	PROPRIETARY LEASE
PROL	PROPRIETARY LSE
PTPL	PRELIM. TITLE POLICY
PURL	PURCHASER LEASE
QCLD	QUIT CLAIM DEED
RAPR	RES. APPRAISAL
RAS'	(New) RAS'
RAS2	2ND ASSN SENT
RAS3	3RD ASSN SENT
RAS4	4TH ASSN SENT
RASN	RECORDED ASSIGN

RCAG	RECOGNITION AGREEMENT
RCER	RECERT FORM
REAG	RECIP EASE AGRE
RECG	RECOGN AGREEMT
RECO	RECONVEYANCE
RECP	RECPT&CLSG CERT
RELR	RELEASE REQUEST
REOP	REO Phase Report
REPL	REPLACEMENT RES
REQU	REQUIRED REPAIR
RIDR	RIDERS
RLAP	RES. LOAN APPL.
RTC	Right to Cancel
SCER	STOCK CERT
SCHD	POOL SCHEDULE
SCON	Sales Contract
SCRT	STOCK CERT
SEC1	ASN OF SEC AGMT
SEC2	Second Property Mortgage
SEC3	Third Property Mortgage
SECA	SECURITY AGREEMENT
SECI	SECURITY INSTR
SEVC	Final Assignment for Security Agreement
SIGN	SIGNATURE AFFID
SINS	SITE INSPECTION
SPOW	STOCK POWER
SPRG	SPREADER AGREMT
SPWR	STOCK POWER
SRID	Security Instrument Rider
SRPT	Surveyor's Report
STUB	Paystub
SUB	SUBORDINATION
SUBD	SUBORD AGREEMT
SUBR	SUBORDINATION
SUR1	FINAL SURVEY
SURT	Surrender of Title/Origin Certificate
SURV	SURVEY
TAGR	TRUST AGREEMENT
TAXR	Tax Returns
TCMT	TITLE COMMITMENT
TEND	Title Policy Endorsement
TENT	TENANT ESTOPPEL
TEST	TEST DOCUMENT
TIL	Truth in Lending Disclosure Statement
TILN	TRUTH IN LENDNG
TITL	TITL - Converted
TPOL	TITLE POLICY
TRAN	(New) TRAN
TRFL	MTG,ASSN & DOCS
TRNS	TORRENS CERT
TTRB	TRIAL BALANCE
UARL	UNREC ASSN REL
UC31	Intervening UCC3 County Assignment 1
UC32	Intervening UCC3 County Assignment 2

UC33	Intervening UCC3 County Assignment 3
UC34	Intervening UCC3 County Assignment 4
UC35	Intervening UCC3 County Assignment 5
UC36	Intervening UCC3 County Assignment 6
UC37	Intervening UCC3 County Assignment 7
UC38	Intervening UCC3 County Assignment 8
UC39	Intervening UCC3 County Assignment 9
UC3I	UCC-3 INTV(CO)
UC3U	Unfiled UCC3 to Blank
UCC1	UCC-1 (CO)
UCC2	UCC2 - Converted
UCC3	UCC-3 (CO)
UCS1	UCC-1 (ST)
UCS3	UCC-3 (ST)
US31	Intervening UCC3 State Assignment 1
US32	Intervening UCC3 State Assignment 2
US33	Intervening UCC3 State Assignment 3
US34	Intervening UCC3 State Assignment 4
US35	Intervening UCC3 State Assignment 5
US36	Intervening UCC3 State Assignment 6
US37	Intervening UCC3 State Assignment 7
US38	Intervening UCC3 State Assignment 8
US39	Intervening UCC3 State Assignment 9
US3I	UCC-3 INTV (ST)
VOE	Verification of Employment
VOM	Verification of MTG
VOR	Verification of Rent
W2F	W2 Form
WARD	WARRANTY DEED
WDEB	WARRANTY DEED TO BUYER
WDED	WARRANTY DEED
WVOP	WRTN VAL OF PRP

EXCEPTION CODES

Code	Question Description
01	Missing
02	Document is Copy, Need Original
03	Doc is a Copy, but not Certified True and Correct
04	Pages are Missing from Document
05	Damaged Document
06	Incorrect Form
07	Date is Incorrect
08	Loan Number does not agree with Schedule
09	Property Address does not agree with Schedule
10	Interest Rate does not agree with Schedule
11	Interest Rate (alpha & numeric) do not agree
12	Date of First Payment does not agree with Schedule
13	Date of Last Payment does not agree with Schedule
14	Loan Amount does not agree with Schedule
15	Loan Amount (alpha & numeric) do not agree
16	Monthly P&I does not agree with Schedule
17	P&I (alpha & numeric) do not agree
18	Mortgagor Name(s) does not agree with Schedule

19	Legal Description is Missing/Incorrect
20	Unrecorded Original
21	White-out / Corrections Not Initialed
22	Endorsement(s) is Missing/Incorrect
23	Notary, Acknowledgment, or Witness Information is Missing
24	Name is Missing/Incorrect
25	Signature(s) does not agree with Typed Name(s)
26	Signature is Missing
27	Signature is Not Original
28	Signature Date is Missing
29	Title Insurance Coverage is Insufficient
30	Named Insured is Missing/Incorrect
31	Trustee Name is Missing/Incorrect
32	Guarantee Percentage is Missing
33	Case Number does not agree with Schedule
34	Commitment Number does not agree with Schedule
35	Investor Loan Number does not agree with Schedule
36	First Interest Rate Adjustment Date differs from Schedule
37	The Margin does not agree with Schedule
38	The Percent Rounded does not agree with Schedule
39	The Periodic Cap does not agree with Schedule
40	The Lifetime Cap does not agree with Schedule
41	ARM Convertibility Feature is Missing/Incorrect
42	ARM Index is Missing/Incorrect
43	ARM Lookback Period is Missing/Incorrect
44	Schedule A is Incorrect
45	County Missing/Incorrect
46	Loan Reference Missing/Incorrect
47	Incomplete Information
48	Not Listed on Trial Balance (recertification code)
49	Life Floor Does not Agree with Schedule
50	Rate Adj Frequency Does Not Agree with Schedule
51	Closing Date Does Not Agree with Schedule
52	Document Does Not Belong in File
53	Total Loan to Value does not agree with Schedule
54	Property Type does not agree with Schedule
55	Loan Purpose does not agree with Schedule
56	Occupancy does not agree with Schedule
57	Document is a "True & Correct" copy, need Original
58	Prepayment Penalty Term differs from Schedule.
59	Title Policy Assumption Endorsement Missing
60	Break in Assignment Chain.
61	Document is Missing, Need a Copy
62	CLAIM, LIEN, INTEREST, ENCUMBRANCE, OR RESTRICTION EXISTS
63	Mers Beneficiary Name Missing/Incorrect
64	Duplicate Original in file
65	Corrected MIC in file
66	Rider Missing
67	in File
68	Certified True Copy
69	Recorded Copy
70	IN PROCESS AND\OR SUBMITTED FOR RECORDING
71	Start date is incorrect.
72	Max. principal sum doesn't agree with schedule.

73	Advance limit amount doesn't agree with schedule.
74	Initial advance doesn't agree with schedule.
75	Monthly advance doesn't agree with schedule.
76	Maturity fee doesn't agree with schedule.
77	Equity share doesn't agree with schedule.
78	Reserve acct. advance amount doesn't agree with schedule.
79	Loan Percentage does not match the schedule
80	Missing CO-OP documents
81	Initial Fair Value does not match the schedule
82	Compounding Amount does not match the schedule
83	Initial Lending Value does not agree with Schedule
84	Initial Annual Percentage Rate does not match Schedule
85	Maximum Rate does not match Schedule
86	RECEIVING BANK NAME DOES NOT AGREE
87	ABA NUMBER DOES NOT AGREE
88	MISSING
89	ACCOUNT # DOES NOT AGREE
90	LOST DOCUMENT - AFFIDAVIT IN FILE
91	TRUST INFORMATION MISSING OR INCORRECT
92	DOCUMENT BEING CREATED AND OR EXECUTED
93	PAGES ARE MISSING FROM RECORDED DOC
94	OUT FOR EXECUTION
95	NOTARY, ACKNW., OR WITNESS INFO. MISSING FROM RECORDED DOC
96	DOCUMENT IS AN UNRECORDED COPY, NEED RECORDED COPY
97	ADDITIONAL DOCUMENTS IN FILE
98	Missing. Title Commitment Received
99	Document is a "True & Correct" Copy, need Original
CM	MIC/LGC IS MISSING
F1	Misc. Exception
F2	Misc. Exception
F3	Missing File
F4	MISSING FILE
MM	MORTGAGE/DEED OF TRUST IS MISSING
NM	NOTE MISSING
NR	NOT REVIEWED
TM	TITLE POLICY MISSING
02A	DOCUMENT IS A COPY, ASSIGNEE NAME IS MISSING
09A	PROPERTY ADDRESS MISSPELLING OF ADDRESS
09B	PROPERTY ADDRESS MISSPELLING OF CITY
09C	Legal Description or Property Address missing
100	RECORDING INFORMATION MISSING/INCORRECT
101	VA ELIGIBILITY PERCENT
102	VA VENDEE
103	ADP CODE
104	HUD REPO
105	PRODUCT TYPE
106	LAST RECORDED INTERIM ASSIGNMENT.
107	ADP CODE NOT APPROVED.
108	NOTE HELD AT FNMA/FHLMC CUSTODIAN
109	REC'D ASUM NEED UCC AMENDMENT OR NEW FILING
110	PORTFOLIO REVIEWED LOAN
111	RECORDED DOCUMENT SENT TO BE RE-RECORDED
112	Mortgagor name(s) does not agree with Assignment.(FHLB)
113	Property address does not agree with Assignment.(FHLB)

114	Note is not on a standard FNMA/FHLMC uniform instrument form
115	Processing and or submitted for recording to issuer vendor.
116	DOCUMENTS IN A FOREIGN LANGUAGE, CAN NOT BE REVIEWED
117	Initial Rate Cap doesn't agree with schedule.
118	Lost Note Affdidavit in File, Missing Copy of Note
119	Lost Note Affidavit and Copy of Note in File
120	Assignee Name Missing
121	Recording Search and/or Confirmation of Filing
122	Screen Print of Government Insurance Received
123	Desc. of Easements and Encroachments does not agree with TPO
124	Name of insured not mortgagee and/or Sec'y of HUD
125	NOT VERIFIED AS MERS REGISTERED
126	INTERIM FUNDER IS NOT BLANK
127	PREPAYMENT CHARGE DOES NOT MATCH SCHEDULE
128	Lender signature missing
129	Balloon Call Date does not match system
130	ARM DATA MISSING
131	First rate Adjustment Min Rate does not agree with schedule
132	First Rate Adjustment Max Rate does not agree with schedule
134	Loan requires new FHLMC review
135	Co-Borrower name does not agree with schedule
136	CUSTODIAN NOT ON MERS SYSTEM
137	WAREHOUSE LENDER NOT BLANK OR IS INCORRECT ON MERS SYSTEM
138	INVESTOR INCORRECT ON MERS SYSTEM
139	1st Payment Change Date differs from schedule
140	Copy Missing
141	MIN NUMBER is Missing/Incorrect
142	ARM Note Rounding Method differs from Schedule
143	1st full amortizing payment date does not match the Schedule
144	Amortization term does not match schedule
145	IO Term Does Not Match Schedule
146	Periodic Payment Cap does not agree with Schedule
147	File Released in Excess of 30 days
148	File Released-Attorney Bailee Terminated
18A	Borrowers Age does not agree Schedule
200	Lien release/short sale.
20A	UNRECORDED ORIGINAL INVESTOR ASSIGNMENT
21A	Document Initialed Inconsistently
22A	NOTE ENDORSEMENT MISSING TYPED NAME OF SIGNER
22B	NOTE ENDORSEMENT MISSING TITLE OF OFFICER
22C	NOTE ENDORSEMENT IS DUPLICATE
22D	NOTE ENDORSEMENT IS ILLEGIBLE
22E	ALLONGE TYPED SIGNERS NAME IS MISSING
22F	ALLONGE TITLE OF OFFICER MISSING
22G	Allonge verbiage missing from Note
22H	Endorsement subsequent to allonge is on note
277	Signature is a facsimile.
300	Evidence of title received, need title policy
301	Standard form of Alta policy not received
302	HUD Insurance Option does not match schedule
303	Principal Limit does not match schedule
304	Payment Option does not match schedule
305	Expected Rate does not match schedule
310	Max Claim Amount does not agree with Plan

311	Monthly Servicing Fee does not agree with Plan
41A	ARM Conversion/Modification Date is Missing/Incorrect
440	Schedule A missing
441	Schedule B missing
490	ARM Ceiling does not agree with Schedule
491	INTEREST RATE CAPS DO NOT MEET GNMA STANDARDS
492	Subsequent Adjustment Floor does not agree with schedule
493	Original Months to Maturity does not match Schedule
494	Interest Rate Calculation Method does not match Schedule
495	Payment Change Cap does not match Schedule
496	First Mandatory Recast period does not match Schedule
500	ASSIGNMENT TO BLANK S/B TO EMC MTG FROM:
501	Pmt Change Frequency does not agree with schedule
502	Draw period does not match schedule
503	Repayment period does not match schedule
580	PREPAYMENT FLAG IS INCORRECT
600	ENDORSEMENT TO BLANK S/B TO EMC MTG FROM:
700	Submitted for Recording
710	Repair Set-Aside Amount differs from Schedule
730	Closing Cost does not Agree with Schedule
731	Discharge of Lien does not Agree with Schedule
732	Outstanding Balance does not Agree with Schedule
800	File Received, Not Reviewed
900	Bailee in Lieu of Note
901	Recorded Document Missing
905	Damaged Document on recorded Document
909	Property address does not agree with sch. on recorded doc.
914	Loan amount does not agree with schedule on recorded doc.
918	Borrower name does not agree with sch. on recorded document
919	Legal description missing/incorrect on recorded document
924	Name is Missing/Incorrect on recorded Document
926	Signature is missing from recorded document
947	Incomplete information on Recorded document
990	Bailee in Lieu of File
999	NOT REVIEWED
AFM	FINAL ASSN MISSING/INCORRECT
AI1	INTERIM (INTERVENING) ASSIGNMENT IS INCOMPLETE
AI2	INTERIM (INTERVENING) ASSIGNMENT IS INCOMPLETE
AI3	INTERIM (INTERVENING) ASSIGNMENT IS INCOMPLETE
ALL	MISSING ALL DOCUMENTS
AM1	INTERIM ASSN IS MISSING
AM2	INTERIM (INTERVENING) ASSIGNMENT IS MISSING
AM3	INTERIM (INTERVENING) ASSIGNMENT IS MISSING
ANP	NOTARY INFORMATION IS MISSING/INCORRECT ON ASSIGNMENT
EFI	FINAL (ISSUER TO BLANK/INVESTOR) ENDORSEMENT IS INCOMPLETE
EFM	FINAL (ISSUER TO BLANK/INVESTOR) ENDORSEMENT IS MISSING
EI1	INTERIM (INTERVENING) ENDORSEMENT IS INCOMPLETE
EI2	INTERIM (INTERVENING) ENDORSEMENT IS INCOMPLETE
EI3	INTERIM (INTERVENING) ENDORSEMENT IS INCOMPLETE
EM1	INTERIM (INTERVENING) ENDORSEMENT IS MISSING
EM2	INTERIM (INTERVENING) ENDORSEMENT IS MISSING
EM3	INTERIM (INTERVENING) ENDORSEMENT IS MISSING
END	MISSING ENDORSEMENT
MIC	MIC/LGC is missing or incorrect

MNP	NOTARY INFORMATION MISSING ON MORTGAGE
NNP	NOTARY INFORMATION IS MISSING/INCORRECT ON NOTE
NPI	MONTHLY P & I IS MISSING ON NOTE
POA	MISSING POWER OF ATTORNEY
RF1	BLUE SLIP-BUT RFC ASSGN IS REQUIRED
SCH	PROPERTY ADDRESS ON NOTE IS DIFFERENT THAN SCHEDULE
SPI	MONTHLY P & I ON SCHEDULE DOES NOT MATCH NOTE
01CC	Cook County, IL Mortgage Missing Certificate
101A	VA Eligibility AMT
119A	Document not Addressed to Freddie Mac
128A	Officer Name or Title Missing
1706	PROPERTY ADDRESS ON NOTE IS DIFFERENT THAN 1706
1708	MISSING RELEASE REQUEST
A-01	OTHER LOAN #
AAMT	FNMA ASSIGNMENT IS MISSING THE MORTGAGE AMT
ACER	ASSIGNMENT COPY NEEDS TO BE ISSUER CERTIFIED
ACOP	COPY OF ASSIGNMENT IS NOT COUNTY CERTIFIED
ADAT	NOTE DATE REFERENCED ON ASSIGNMENT IS MISSING/INCORRECT
AIM1	INTERIM (INTERVENING) ASSIGNMENT IS MISSING/INCORRECT
AIM2	INTERIM (INTERVENING) ASSIGNMENT IS MISSING/INCORRECT
AIM3	INTERIM (INTERVENING) ASSIGNMENT IS MISSING/INCORRECT
ALEN	LENDER NAME IS INCORRECT ON ASSIGNMENT
ANAM	BORROWER NAME IS MISSING ON ASSIGNMENT
AOTH	OTHER ASSIGNMENT EXCEPTION
AREC	ASSIGNMENT SHOWS NO EVIDENCE OF RECORDING
AS33	MISSING ASSIGNMENT FROM PRINCIPAL TO FHLMC
ASCC	ASSIGNMENT NEEDS TO BE ISSUER CERTIFIED
ASEL	CORPORATE SEAL IS MISSING ON ASSIGNMENT
ASGN	MISSING RECORDED RFC ASSIGNMENT
ASIG	ASSIGNMENT IS NOT SIGNED BY ISSUING OFFICER
ASN1	Assignment Exception
ASN2	Assignment Exception
ASN3	Assignment Exception
ASN5	Missing Original, Recorded Interim Assignment
ASN6	Missing Assignment to GNMA
ASN7	Missing Assignment to FNMA
ASN8	Assn indicates Prin Mutual on Deed of Trust
ASNE	ASSIGNEE NAME IS MISSING/INCORRECT ON ASSIGNMENT
ASPE	MISSING INT ASSN FROM PUBLIC EMP RET SYSTEM TO PRIN
ASPL	BORROWER NAME IS MISSPELLED ON FINAL ASSIGNMENT
ASSE	MISSING INT ASSN FROM SECURITY PACIFIC TO CA EMP RET SYSTEM
ASSN	Interim Assignment is missing or incorrect
ASSO	Original Assignment is missing or incorrect
AXTR	EXTRA UNNECESSARY ASSIGNMENT
BLNK	BLNK DESCRIPTION
CAMT	LOAN AMOUNT ON MIC/LGC DOES NOT MATCH MORTGAGE
CCZC	CITY & ZIP CODE ON MIC BOTH DO NOT MATCH MORTGAGE
CMAT	MATURITY DATE ON MIC DOES NOT MATCH MORTGAGE
CNAM	MORTGAGOR NAME ON MIC/LGC DOES NOT MATCH MORTGAGE
CNUM	HOUSE # ON MIC DOES NOT MATCH MORTGAGE
COTH	OTHER CERT EXCEPTION
CSIG	AUTHORIZATION SIGNATURE IS MISSING ON MIC/LGC
CSTR	STREET NAME ON MIC DOES NOT MATCH MORTGAGE
DOFT	Deed of Trust is missing or incorrect

EDUP	DUPLICATE ENDORSEMENT NEEDS TO BE CANCELLED
EIM1	INTERIM (INTERVENING) ENDORSEMENT IS MISSING/INCORRECT
EIM2	INTERIM (INTERVENING) ENDORSEMENT IS MISSING/INCORRECT
EINI	CANCELLED ENDORSEMENT IS NOT INITIALED BY AN OFFICER
END1	INCORRECT ENDORSEMENT
END2	Extra Endn from Prin Mutual to Prin Residential
END3	MISSING BLANK ENDORSEMENT
ENDN	MISSING ENDORSEMENT FROM NMI TO BLANK
ENDP	MISSING ENDORSEMENT FROM PRINCIPAL TO BLANK
EOTH	OTHER ENDORSEMENT EXCEPTION
EV01	Tamper evident seal validation failed.
EV02	DTD validation failed.
EV03	Digital certificate could not be obtained.
EV04	Digital certificate expired.
EV05	Digital certificate authentication failed.
EV06	Digital signature validation failed.
EV07	Data/View comparison failed.
EV08	MERS-MIN CRC check failed.
EV09	Digital certificate not issued by valid SISAC issuer.
EV10	Document hash does not match MERS eRegistry.
EX01	MISSING FHLMC STAMP
FFPM	FINAL PACKAGE IS MISSING
FLIS	FILE RECEIVED IS NOT ON LIST
FOOL	FILE RECEIVED DOES NOT BELONG IN POOL
GONE	ENTIRE FILE IS MISSING
I-01	Assignment is missing or incorrect
I-03	Other exception
I-04	Other exception
INIT	CANCELLED NOTE ENDORSEMENT IS NOT INITIALLED BY OFFICER
INVA	Missing Investor Assignment
LEGL	LEGAL DESCRIPTION MISSING
M-01	Miscellaneous Document Exceptions
MCAS	FHA CASE NUMBER ON MORTGAGE DOES NOT MATCH MIC/LGC
MCOP	COPY OF MORTGAGE IS NOT COUNTY CERTIFIED
MINF	INFORMATION IS MISSING/INCORRECT ON MORTGAGE
MMAT	MATURITY DATE MISSING/INCORRECT ON MORTGAGE
MNNA	NUMERIC AND ALPHA AMOUNTS DO NOT MATCH ON MORTGAGE
MORT	MORTGAGE IS MISSING OR INCORRECT
MOTH	OTHER MORTGAGE EXCEPTION
MREC	MORTGAGE SHOWS NO EVIDENCE OF RECORDING
MSIG	MORTGAGOR/CO-MORTGAGOR SIGNATURE MISSING ON MORTGAGE
NAME	Different Name/Address
NCOP	NOTE IS NOT ORIGINAL
NDAT	FIRST/LAST PAYMENT DATE IS MISSING ON NOTE
NINI	NOTE CORRECTION IS NOT INITIALLED
NINT	INTEREST RATE IS MISSING ON NOTE
NLEN	LENDER NAME IS MISSING ON NOTE
NNNA	NUMERIC AND ALPHA LOAN AMOUNTS DO NOT MATCH ON NOTE
NOT1	NOTE EXCEPTION
NOT2	NOTE EXCEPTION
NOTE	Note is missing or incorrect
NOTH	OTHER NOTE EXCEPTION
NRID	NOTE RIDER/ALLONGE/MODIFICATION IS NOT ORIGINAL
NSIG	BORROWER SIGNATURE IS INCOMPLETE ON NOTE

OBOR	DOCUMENT(S) IN THE FILE IS/ARE FOR OTHER BORROWER
OEXC	OTHER MISCELLANEOUS EXCEPTION
ONUM	OTHER LOAN # (FOR FHLMC)
POAC	POWER OF ATTORNEY COPY IS NOT CERTIFIED
POAM	POWER OF ATTORNEY IS MISSING
RFC0	NOT STAMPED ARS BUT EXTRA ASSIGN
RFC1	MISSING ASSIGNMENT(S)
RFC2	MISSING RECORDED OR COUNTY CERTIFIED ASSIGNMENT(S)
RFC3	ENDORSEMENT EXCEPTION
RFC8	STAMPED ARS OR PINK SLIP BUT NOT MISSING ASSIGN
RFC9	STAMPED ARS BUT IS MISSING ASSIGN
SADR	PROPERTY ADDRESS ON SCHEDULE DOES NOT MATCH NOTE
SAMT	ORIGINAL LOAN AMT ON SCHEDULE DOES NOT MATCH NOTE
SCIT	CITY ON SCHEDULE DOES NOT MATCH NOTE
SCZC	CITY & ZIP CODE BOTH DO NOT MATCH NOTE
SDAT	FIRST/LAST PAYMENT DATES ON SCHEDULE DO NOT MATCH NOTE
SIGN	BORROWER'S SIGNATURE IS INCOMPLETE ON NOTE
SINF	LOAN INFORMATION ON SCHEDULE DOES NOT MATCH NOTE
SINT	INTEREST RATE ON SCHEDULE DOES NOT MATCH NOTE
SLAB	NAME ON SCHEDULE AND LABEL DOES NOT MATCH NOTE
SNAM	NAME ON SCHEDULE DOES NOT MATCH NOTE
SNUM	HOUSE # ON SCHEDULE DOES NOT MATCH NOTE
SOTH	OTHER SCHEDULE EXCEPTION
SPLA	BORROWER'S NAME IS MISSPELLED ON ASSIGNMENT
SPLB	BORROWER'S NAME IS MISSPELLED ON SCHEDULE, FILE AND ASSIGN
SSTR	STREET NAME ON SCHEDULE DOES NOT MATCH NOTE
STAT	STATE ON SCHEDULE DOES NOT MATCH NOTE
SZIP	ZIP CODE ON SCHEDULE DOES NOT MATCH NOTE
TAMT	TITLE POLICY INSURANCE AMOUNT IS LESS THAN MORTGAGE
TCOP	TITLE POLICY COPY MISSING ORIGINAL AUTHORIZED SIGNATURE
TDAT	MORTGAGE DATE IN SCHEDULE "A" IS INCORRECT
TDES	MORTGAGE DESCRIPTION IN SCHEDULE "A" IS INCORRECT
TLGL	LEGAL DESCRIPTION IS MISSING FROM TITLE POLICY
TMTG	MORTGAGE AMOUNT IN SCHEDULE "A" IS INCORRECT
TNAM	NAME OF BORROWER IS INCORRECT ON TITLE POLICY
TOTH	OTHER TITLE POLICY EXCEPTION
TPOL	Title Policy is missing or incorrect